Exhibit 99.2

Third-Quarter 2026 Detailed Supplemental Information

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and other income
Sales and other operating revenues	16,517	14,004	15,031	13,392	58,944	15,761	19,161	19,435		54,357
Equity in earnings of affiliates	392	315	345	283	1,335	247	239	448		934
Gain (loss) on dispositions	79	317	3	332	731	5	14	54		73
Other income	113	104	143	178	538	41	108	120		269
Total revenues and other income	17,101	14,740	15,522	14,185	61,548	16,054	19,522	20,057		55,633

Costs and expenses
Purchased commodities	6,188	5,085	5,857	5,195	22,325	6,283	6,712	7,423		20,418
Production and operating expenses	2,506	2,572	2,632	2,621	10,331	2,276	2,431	2,440		7,147
Selling, general and administrative expenses	191	250	271	181	893	193	188	219		600
Exploration expenses	117	81	71	138	407	109	75	60		244
Depreciation, depletion and amortization	2,746	2,838	2,917	2,999	11,500	2,906	2,983	3,005		8,894
Impairments	1	1	10	14	26	19	2	18		39
Taxes other than income taxes	551	572	525	498	2,146	607	793	648		2,048
Accretion on discounted liabilities	94	95	94	95	378	97	99	99		295
Interest and debt expense	205	232	223	195	855	198	182	142		522
Foreign currency transactions (gain) loss	30	(3)	(6)	(10)	11	—	(25)	10		(15)
Other expenses	6	—	—	14	20	3	—	11		14
Total costs and expenses	12,635	11,723	12,594	11,940	48,892	12,691	13,440	14,075		40,206
Income (loss) before income taxes	4,466	3,017	2,928	2,245	12,656	3,363	6,082	5,982		15,427
Income tax provision (benefit)	1,617	1,046	1,202	803	4,668	1,180	2,151	1,981		5,312
Net income (loss)	2,849	1,971	1,726	1,442	7,988	2,183	3,931	4,001		10,115

Net income (loss) per share of common stock (dollars)
Basic	2.23	1.56	1.38	1.17	6.36	1.78	3.23	3.34		8.33
Diluted	2.23	1.56	1.38	1.17	6.35	1.78	3.23	3.34		8.32

Weighted-average common shares outstanding (in thousands)*
Basic	1,273,350	1,257,512	1,245,253	1,232,575	1,252,042	1,224,036	1,213,453	1,195,037		1,210,736
Diluted	1,274,879	1,258,998	1,246,854	1,233,956	1,253,446	1,224,960	1,214,255	1,195,864		1,211,527
*Ending common shares outstanding is 1,182,335 as of September 30, 2026, compared with 1,201,337 as of June 30, 2026.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	466	182	191	162	1,001	386	681	555		1,622

Lower 48	2,238	1,781	1,585	1,040	6,644	1,798	3,306	3,112		8,216

Canada	337	199	248	193	977	112	424	244		780

Europe, Middle East and North Africa	1,341	830	1,003	870	4,044	990	1,379	1,663		4,032

Asia Pacific	375	397	398	235	1,405	355	499	595		1,449

Corporate and Other	(291)	(372)	(497)	(255)	(1,415)	(278)	(207)	(187)		(672)

Consolidated	4,466	3,017	2,928	2,245	12,656	3,363	6,082	5,982		15,427

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska	29.8%	26.0%	32.0%	14.3%	27.0%	23.8%	23.3%	23.9%		23.6%

Lower 48	20.0%	21.5%	21.7%	19.7%	20.8%	21.9%	21.9%	20.9%		21.5%

Canada	24.1%	25.2%	24.1%	23.2%	24.1%	24.2%	24.5%	26.7%		25.1%

Europe, Middle East and North Africa	68.8%	71.4%	67.4%	72.4%	69.7%	73.2%	74.9%	78.3%		75.9%

Asia Pacific	17.1%	16.8%	22.5%	7.5%	16.9%	17.0%	22.0%	11.2%		16.4%

Corporate and Other	12.7%	24.9%	5.8%	46.4%	19.6%	42.8%	(11.0)%	126.0%		49.3%

Consolidated	36.2%	34.7%	41.0%	35.8%	36.9%	35.1%	35.4%	33.1%		34.4%
Alaska including taxes other than income taxes	37.8%	56.6%	58.8%	51.7%	49.2%	45.0%	39.5%	41.5%		41.5%

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	327	135	130	138	730	294	522	423		1,239

Lower 48	1,790	1,399	1,240	835	5,264	1,403	2,584	2,461		6,448

Canada	256	149	188	148	741	85	320	179		584

Europe, Middle East and North Africa	419	237	327	241	1,224	265	346	362		973

Asia Pacific	311	330	309	217	1,167	295	389	528		1,212

Corporate and Other	(254)	(279)	(468)	(137)	(1,138)	(159)	(230)	48		(341)

Consolidated	2,849	1,971	1,726	1,442	7,988	2,183	3,931	4,001		10,115

SPECIAL ITEMS

Alaska	58	—	(26)	(11)	21	—	—	—		—

Lower 48	93	207	(74)	187	413	—	—	(33)		(33)

Canada	—	—	(18)	45	27	(122)	(58)	(8)		(188)

Europe, Middle East and North Africa	—	—	(1)	(13)	(14)	—	—	—		—

Asia Pacific	—	—	—	(5)	(5)	—	—	—		—

Corporate and Other	19	(29)	(162)	(24)	(196)	(19)	38	124		143

Consolidated	170	178	(281)	179	246	(141)	(20)	83		(78)
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	269	135	156	149	709	294	522	423		1,239

Lower 48	1,697	1,192	1,314	648	4,851	1,403	2,584	2,494		6,481

Canada	256	149	206	103	714	207	378	187		772

Europe, Middle East and North Africa	419	237	328	254	1,238	265	346	362		973

Asia Pacific	311	330	309	222	1,172	295	389	528		1,212

Corporate and Other	(273)	(250)	(306)	(113)	(942)	(140)	(268)	(76)		(484)

Consolidated	2,679	1,793	2,007	1,263	7,742	2,324	3,951	3,918		10,193

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	30.8%	26.0%	30.7%	15.9%	27.2%	23.8%	23.3%	23.9%		23.6%

Lower 48	22.5%	21.1%	21.9%	18.6%	21.5%	21.9%	21.9%	21.0%		21.5%

Canada	24.1%	25.2%	24.1%	22.7%	24.1%	24.2%	24.4%	26.4%		24.8%

Europe, Middle East and North Africa	68.8%	71.4%	67.3%	72.4%	69.7%	73.2%	74.9%	78.3%		75.9%

Asia Pacific	17.1%	16.8%	22.5%	8.5%	17.1%	17.0%	22.0%	11.2%		16.4%

Corporate and Other	13.4%	25.3%	(4.7)%	49.8%	19.3%	44.8%	(3.8)%	64.8%		33.4%

Consolidated	37.9%	35.6%	39.0%	38.1%	37.7%	34.5%	35.3%	34.8%		34.9%

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Transaction, integration and restructuring expenses	—	—	(34)	(16)	(50)	—	—	—		—
Pending claims and settlements	77	—	—	—	77	—	—	—		—
Subtotal before income taxes	77	—	(34)	(16)	27	—	—	—		—
Income tax provision (benefit)	19	—	(8)	(5)	6	—	—	—		—
Total	58	—	(26)	(11)	21	—	—	—		—

Lower 48
Transaction, integration and restructuring expenses	(16)	(4)	(100)	(6)	(126)	—	—	—		—
Gain (loss) on asset sales	64	274	—	291	629	—	—	—		—
Pending claims and settlements	—	—	—	(40)	(40)	—	—	(43)		(43)
Subtotal before income taxes	48	270	(100)	245	463	—	—	(43)		(43)
Income tax provision (benefit)	(45)	63	(26)	58	50	—	—	(10)		(10)
Total	93	207	(74)	187	413	—	—	(33)		(33)

Canada
Pending claims and settlements	—	—	—	—	—	(83)	(76)	—		(159)
Gain (loss) on contingent liability measurement[1]	—	—	—	60	60	(78)	—	—		(78)
Transaction, integration and restructuring expenses	—	—	(24)	(1)	(25)	—	—	(10)		(10)
Subtotal before income taxes	—	—	(24)	59	35	(161)	(76)	(10)		(247)
Income tax provision (benefit)	—	—	(6)	14	8	(39)	(18)	(2)		(59)
Total	—	—	(18)	45	27	(122)	(58)	(8)		(188)

Europe, Middle East and North Africa
Transaction, integration and restructuring expenses	—	—	(2)	(45)	(47)	—	—	—		—
Income tax provision (benefit)	—	—	(1)	(32)	(33)	—	—	—		—
Total	—	—	(1)	(13)	(14)	—	—	—		—

Asia Pacific
Transaction, integration and restructuring expenses	—	—	—	(8)	(8)	—	—	—		—
Income tax provision (benefit)	—	—	—	(3)	(3)	—	—	—		—
Total	—	—	—	(5)	(5)	—	—	—		—

Corporate and Other
Pending claims and settlements	46	—	—	—	46	—	46	—		46
Transaction, integration and restructuring expenses	(37)	(54)	(117)	(27)	(235)	(15)	(32)	(19)		(66)
Other corporate charges	—	—	(82)	—	(82)	—	—	—		—
Gain (loss) on interest rate hedge[2]	15	18	(6)	(9)	18	(9)	37	16		44
Gain (loss) on asset sales	—	—	—	6	6	—	—	—		—
Tax adjustment³	—	—	—	—	—	—	—	31		31
Subtotal before income taxes	24	(36)	(205)	(30)	(247)	(24)	51	28		55
Income tax provision (benefit)³	5	(7)	(43)	(6)	(51)	(5)	13	(96)		(88)
Total	19	(29)	(162)	(24)	(196)	(19)	38	124		143

Total Company	170	178	(281)	179	246	(141)	(20)	83		(78)
[1]Related to our Surmont acquisition.
[2]Interest rate hedging gain (loss) from PALNG Phase 1 investment.
[3]Includes an adjustment related to reversal of a tax reserve.

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,309	4,901	5,260	6,497	6,497	5,877	6,574	7,765		7,765
Short-term investments	926	439	996	484	484	486	1,118	2,164		2,164
Accounts and notes receivable	6,400	5,701	5,744	5,813	5,813	7,050	6,957	7,916		7,916
Inventories	1,844	1,897	1,721	1,873	1,873	1,910	1,879	1,977		1,977
Prepaid expenses and other current assets	1,427	1,001	2,163	865	865	906	2,667	1,046		1,046
Total current assets	16,906	13,939	15,884	15,532	15,532	16,229	19,195	20,868		20,868
Investments and long-term receivables	10,008	10,361	10,074	10,185	10,185	10,320	10,345	10,598		10,598
Net properties, plants and equipment	94,316	95,242	93,498	93,239	93,239	93,141	91,248	91,148		91,148
Other assets	3,024	3,057	3,016	2,983	2,983	3,035	3,473	3,459		3,459
Total assets	124,254	122,599	122,472	121,939	121,939	122,725	124,261	126,073		126,073

Liabilities
Accounts payable	7,349	6,517	6,245	6,218	6,218	7,017	6,764	7,472		7,472
Short-term debt	608	414	1,016	1,020	1,020	1,065	462	878		878
Accrued income and other taxes	2,919	1,742	1,939	1,835	1,835	2,129	2,540	2,830		2,830
Employee benefit obligations	652	710	1,020	1,136	1,136	505	593	695		695
Other accruals	1,801	1,603	1,789	1,763	1,763	1,870	2,093	1,870		1,870
Total current liabilities	13,329	10,986	12,009	11,972	11,972	12,586	12,452	13,745		13,745
Long-term debt	23,176	23,115	22,466	22,424	22,424	22,262	22,828	22,384		22,384
Asset retirement obligations and accrued environmental costs	8,146	8,225	8,264	8,214	8,214	8,366	8,404	8,507		8,507
Deferred income taxes	11,483	11,766	12,109	12,237	12,237	12,389	12,387	12,551		12,551
Employee benefit obligations	999	999	950	969	969	944	933	969		969
Other liabilities and deferred credits	1,883	1,936	1,751	1,636	1,636	1,637	1,908	1,926		1,926
Total liabilities	59,016	57,027	57,549	57,452	57,452	58,184	58,912	60,082		60,082

Equity
Common stock issued
Par value	23	23	23	23	23	23	23	23		23
Capital in excess of par	77,554	77,643	77,701	77,728	77,728	77,761	77,832	77,881		77,881
Treasury stock	(72,666)	(73,899)	(75,186)	(76,217)	(76,217)	(77,231)	(79,251)	(81,675)		(81,675)
Accumulated other comprehensive income (loss)	(6,394)	(5,902)	(6,074)	(5,911)	(5,911)	(6,028)	(6,176)	(6,154)		(6,154)
Retained earnings	66,721	67,707	68,459	68,864	68,864	70,016	72,921	75,916		75,916
Total equity	65,238	65,572	64,923	64,487	64,487	64,541	65,349	65,991		65,991
Total liabilities and equity	124,254	122,599	122,472	121,939	121,939	122,725	124,261	126,073		126,073

	2025					2026
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash flows from operating activities
Net income (loss)	2,849	1,971	1,726	1,442	7,988	2,183	3,931	4,001		10,115
Depreciation, depletion and amortization	2,746	2,838	2,917	2,999	11,500	2,906	2,983	3,005		8,894
Impairments	1	1	10	14	26	19	2	18		39
Dry hole costs and leasehold impairments	61	24	20	76	181	34	22	17		73
Accretion on discounted liabilities	94	95	94	95	378	97	99	99		295
Deferred taxes	(71)	149	354	117	549	102	47	107		256
Distributions more (less) than income from equity affiliates	(19)	(93)	389	(77)	200	7	103	(136)		(26)
(Gain) loss on dispositions	(79)	(317)	(3)	(332)	(731)	(5)	(14)	(54)		(73)
Other	(115)	53	(141)	(16)	(219)	44	3	115		162
Net working capital changes	648	(1,236)	512	—	(76)	(1,092)	258	23		(811)
Net cash provided by operating activities	6,115	3,485	5,878	4,318	19,796	4,295	7,434	7,195		18,924

Cash flows from investing activities
Capital expenditures and investments	(3,378)	(3,286)	(2,866)	(3,023)	(12,553)	(2,948)	(3,024)	(3,133)		(9,105)
Working capital changes associated with investing activities	827	(276)	(63)	58	546	162	(8)	46		200
Proceeds from asset dispositions	635	706	291	1,616	3,248	9	181	1,566		1,756
Net sales (purchases) of investments	(400)	392	(548)	501	(55)	(30)	(622)	(1,025)		(1,677)
Other	(30)	3	7	(2)	(22)	(1)	(38)	26		(13)
Net cash used in investing activities	(2,346)	(2,461)	(3,179)	(850)	(8,836)	(2,808)	(3,511)	(2,520)		(8,839)

Cash flows from financing activities
Net issuance (repayment) of debt	(547)	(259)	(45)	(62)	(913)	(114)	(61)	(47)		(222)
Issuance of company common stock	(52)	(3)	(10)	(35)	(100)	(35)	(4)	(9)		(48)
Repurchase of company common stock	(1,500)	(1,222)	(1,274)	(1,022)	(5,018)	(1,006)	(2,000)	(2,401)		(5,407)
Dividends paid	(998)	(984)	(975)	(1,038)	(3,995)	(1,032)	(1,025)	(1,007)		(3,064)
Other	(40)	(15)	(20)	(1)	(76)	1	(80)	(1)		(80)
Net cash used in financing activities	(3,137)	(2,483)	(2,324)	(2,158)	(10,102)	(2,186)	(3,170)	(3,465)		(8,821)

Effect of exchange rate changes	83	65	(2)	7	153	29	(34)	42		37

Net change in cash, cash equivalents and restricted cash	715	(1,394)	373	1,317	1,011	(670)	719	1,252		1,301
Cash, cash equivalents and restricted cash at beginning of period	5,905	6,620	5,226	5,599	5,905	6,916	6,246	6,965		6,916
Cash, cash equivalents and restricted cash at end of period	6,620	5,226	5,599	6,916	6,916	6,246	6,965	8,217		8,217
Restricted cash is included in the "Other assets" and "Prepaid expenses and other current assets" lines of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	1,046	986	753	822	3,607	949	912	936		2,797

Lower 48	1,814	1,704	1,571	1,613	6,702	1,505	1,640	1,699		4,844

Canada	165	144	152	132	593	121	89	155		365

Europe, Middle East and North Africa	274	356	293	271	1,194	262	252	215		729

Asia Pacific	54	64	70	154	342	82	91	97		270

Corporate and Other	25	32	27	31	115	29	40	31		100
Total capital expenditures and investments	3,378	3,286	2,866	3,023	12,553	2,948	3,024	3,133		9,105
Capitalized interest included in total capital expenditures and investments	80	92	102	110	384	120	132	139		391

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	2,389	2,391	2,399	2,320	2,375	2,309	2,248	2,302		2,286

Crude Oil (MBD)
Consolidated operations	1,153	1,144	1,133	1,102	1,133	1,100	1,092	1,102		1,098
Equity affiliates	13	11	13	13	12	11	2	7		7
Total	1,166	1,155	1,146	1,115	1,145	1,111	1,094	1,109		1,105

NGL (MBD)
Consolidated operations	394	418	428	405	411	408	419	435		421
Equity affiliates	8	6	8	8	8	7	1	4		4
Total	402	424	436	413	419	415	420	439		425

Bitumen (MBD)
Consolidated operations	143	144	123	123	133	118	115	95		109
Total	143	144	123	123	133	118	115	95		109

Natural Gas (MMCFD)
Consolidated operations	2,840	2,855	2,941	2,796	2,859	2,822	2,845	2,951		2,873
Equity affiliates	1,230	1,150	1,226	1,220	1,206	1,166	865	1,009		1,013
Total	4,070	4,005	4,167	4,016	4,065	3,988	3,710	3,959		3,886

Industry Prices
Crude Oil ($/BBL)
WTI	71.42	63.74	64.93	59.14	64.81	71.93	92.79	85.79		83.50
WCS	58.75	53.52	54.54	47.95	53.69	57.76	78.16	71.92		69.28
Brent dated	75.66	67.82	69.07	63.69	69.06	80.61	104.52	97.00		94.05
JCC ($/BBL)	78.31	78.84	74.92	72.20	76.07	71.72	67.14	111.24		83.37
Natural Gas ($/MMBTU)
Henry Hub first of month	3.65	3.44	3.07	3.55	3.43	5.05	2.90	2.96		3.64

Average Realized Prices
Total ($/BOE)	53.34	45.77	46.44	42.46	47.01	50.36	62.33	61.40		58.08

Crude Oil ($/BBL)
Consolidated operations	71.61	64.21	66.12	60.15	65.58	73.52	99.47	88.93		87.46
Equity affiliates	75.57	65.87	67.56	66.47	68.94	68.79	66.95	68.31		68.40
Total	71.65	64.23	66.13	60.22	65.62	73.47	99.40	88.80		87.35

NGL ($/BBL)
Consolidated operations	24.86	20.51	18.71	18.59	20.59	20.06	24.43	25.23		23.31
Equity affiliates	52.34	48.93	44.39	40.10	46.20	46.27	45.20	21.48		37.39
Total	25.40	20.98	19.20	19.02	21.07	20.42	24.54	25.19		23.45

Bitumen ($/BBL)
Consolidated operations	45.29	39.43	41.58	36.52	40.74	50.37	61.01	57.58		56.25
Total	45.29	39.43	41.58	36.52	40.74	50.37	61.01	57.58		56.25

Natural Gas ($/MCF)
Consolidated operations	4.76	2.99	3.11	2.74	3.40	3.34	1.60	4.82		3.28
Equity affiliates	7.56	6.91	7.00	5.87	6.83	5.87	5.62	7.73		6.51
Total	5.62	4.16	4.28	3.72	4.44	4.09	2.58	5.70		4.20

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	43	6	—	41	90	9	4	—		13
Leasehold impairment	18	18	20	35	91	25	18	17		60
Total noncash expenses	61	24	20	76	181	34	22	17		73
Other (G&A, G&G and lease rentals)	56	57	51	62	226	75	53	43		171
Total exploration expenses	117	81	71	138	407	109	75	60		244

U.S. exploration expenses	42	55	47	66	210	86	56	47		189
International exploration expenses	75	26	24	72	197	23	19	13		55

DD&A ($ Millions)
Alaska	355	361	327	356	1,399	352	346	353		1,051
Lower 48	1,904	2,003	2,079	2,135	8,121	2,051	2,147	2,155		6,353
Canada	131	143	142	140	556	152	133	152		437
Europe, Middle East and North Africa	219	198	245	250	912	239	241	232		712
Asia Pacific	119	118	113	110	460	103	107	104		314
Corporate and Other	18	15	11	8	52	9	9	9		27
Total DD&A	2,746	2,838	2,917	2,999	11,500	2,906	2,983	3,005		8,894

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	184	182	164	178	177	176	169	170		172
Lower 48	753	761	761	722	749	731	732	738		734
Canada	17	20	17	15	17	16	11	20		16
Norway	68	54	66	64	63	58	52	54		55
Libya	60	59	60	60	60	54	61	61		59
Equatorial Guinea	8	7	8	8	8	8	8	7		8
Europe, Middle East and North Africa	136	120	134	132	131	121	122	122		122
China	36	34	32	32	34	36	36	37		37
Malaysia	27	27	25	23	25	20	22	15		19
Asia Pacific	63	61	57	55	59	56	58	53		56
Total consolidated operations	1,153	1,144	1,133	1,102	1,133	1,100	1,092	1,102		1,098
Equity affiliates	13	11	13	13	12	11	2	7		7
Total	1,166	1,155	1,146	1,115	1,145	1,111	1,094	1,109		1,105

NGL (MBD)
Consolidated operations
Alaska	16	15	12	15	15	15	14	12		14
Lower 48	363	389	401	375	382	377	392	407		392
Canada	6	6	7	7	6	7	6	8		7
Norway	4	3	3	3	3	3	2	3		3
Equatorial Guinea	5	5	5	5	5	5	5	5		5
Europe, Middle East and North Africa	9	8	8	8	8	8	8	8		8
Total consolidated operations	394	418	428	405	411	408	419	435		421
Equity affiliates	8	6	8	8	8	7	1	4		4
Total	402	424	436	413	419	415	420	439		425

Bitumen (MBD)
Canada	143	144	123	123	133	118	115	95		109
Total	143	144	123	123	133	118	115	95		109

Natural Gas (MMCFD)
Consolidated operations
Alaska	48	48	36	34	41	25	14	15		18
Lower 48	2,080	2,146	2,198	2,050	2,119	2,067	2,126	2,238		2,144
Canada	109	124	134	133	125	131	117	150		133
Norway	353	302	324	340	330	332	321	316		323
Libya	30	31	33	33	32	36	36	43		38
Equatorial Guinea	155	150	149	141	149	157	156	140		151
Europe, Middle East and North Africa	538	483	506	514	511	525	514	499		512
Malaysia	65	54	67	65	63	74	75	49		66
Asia Pacific	65	54	67	65	63	74	75	49		66
Total consolidated operations	2,840	2,855	2,941	2,796	2,859	2,822	2,845	2,951		2,873
Equity affiliates	1,230	1,150	1,226	1,220	1,206	1,166	865	1,009		1,013
Total	4,070	4,005	4,167	4,016	4,065	3,988	3,710	3,959		3,886

Total (MBOED)
Consolidated operations
Alaska	208	205	182	199	199	195	185	185		188
Lower 48	1,462	1,508	1,528	1,439	1,484	1,453	1,479	1,517		1,483
Canada	184	191	169	167	177	164	152	147		154
Norway	131	107	123	124	121	116	108	110		111
Libya	65	64	66	65	65	60	67	68		65
Equatorial Guinea	39	37	38	36	38	40	39	36		38
Europe, Middle East and North Africa	235	208	227	225	224	216	215	213		215
China	36	34	32	32	34	36	36	37		37
Malaysia	38	36	36	34	36	33	34	24		30
Asia Pacific	74	70	68	66	70	69	70	61		67
Total consolidated operations	2,163	2,182	2,174	2,096	2,154	2,096	2,101	2,123		2,107
Equity affiliates	226	209	225	224	221	212	147	179		179
Total	2,389	2,391	2,399	2,320	2,375	2,309	2,248	2,302		2,286

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	76.58	70.87	72.72	66.63	71.79	81.77	108.49	96.52		95.17
Lower 48	69.47	61.90	63.71	57.46	63.18	70.30	96.24	85.63		84.31
Canada	62.41	55.48	55.80	46.92	55.35	64.13	87.10	76.54		74.91
Norway	75.80	68.78	70.89	66.27	70.52	75.47	105.48	100.71		94.30
Libya	75.45	68.59	70.10	63.76	69.40	83.94	105.29	97.11		95.49
Equatorial Guinea	59.91	52.66	43.47	50.34	52.81	44.71	85.20	63.01		70.76
Europe, Middle East and North Africa	74.60	67.48	69.46	64.17	68.95	77.71	103.26	97.25		93.33
China	74.65	68.03	70.05	63.52	69.33	79.87	104.51	90.93		91.73
Malaysia	79.69	71.54	73.95	68.47	73.32	83.48	115.82	98.16		100.50
Asia Pacific	76.64	69.65	71.72	65.68	71.05	81.14	108.99	92.64		94.61
Total consolidated operations	71.61	64.21	66.12	60.15	65.58	73.52	99.47	88.93		87.46
Equity affiliates	75.57	65.87	67.56	66.47	68.94	68.79	66.95	68.31		68.40
Total	71.65	64.23	66.13	60.22	65.62	73.47	99.40	88.80		87.35

NGL ($/BBL)
Consolidated operations
Lower 48	24.84	20.52	18.81	18.76	20.64	19.82	24.30	25.35		23.25
Canada	27.96	20.63	20.98	20.94	22.54	29.33	30.25	31.20		30.30
Norway	45.58	39.02	39.00	30.15	41.39	48.72	72.73	49.80		57.52
Equatorial Guinea	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00		1.00
Europe, Middle East and North Africa	23.76	20.24	10.09	4.29	16.53	22.46	26.57	8.52		20.45
Total consolidated operations	24.86	20.51	18.71	18.59	20.59	20.06	24.43	25.23		23.31
Equity affiliates	52.34	48.93	44.39	40.10	46.20	46.27	45.20	21.48		37.39
Total	25.40	20.98	19.20	19.02	21.07	20.42	24.54	25.19		23.45

Bitumen ($/BBL)
Canada	45.29	39.43	41.58	36.52	40.74	50.37	61.01	57.58		56.25
Total	45.29	39.43	41.58	36.52	40.74	50.37	61.01	57.58		56.25

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.87	3.80	3.86	3.75	3.81	3.73	3.29	2.30		3.13
Lower 48	2.65	1.60	1.62	1.09	1.74	1.19	(1.44)	2.05		0.62
Canada	1.35	0.71	0.37	1.69	1.02	1.68	0.79	1.01		1.16
Norway	14.86	11.65	11.22	10.43	12.08	13.40	16.03	21.14		16.85
Libya	5.68	5.64	4.98	4.79	5.25	4.98	4.64	6.03		5.27
Equatorial Guinea	11.10	7.41	9.50	8.24	9.30	10.02	13.65	15.35		12.75
Europe, Middle East and North Africa	13.16	10.21	10.31	9.47	10.87	11.71	14.49	18.22		14.74
Malaysia	3.67	3.70	3.60	3.41	3.59	3.34	3.34	4.03		3.51
Asia Pacific	3.67	3.70	3.60	3.41	3.59	3.34	3.34	4.03		3.51
Total consolidated operations	4.76	2.99	3.11	2.74	3.40	3.34	1.60	4.82		3.28
Equity affiliates	7.56	6.91	7.00	5.87	6.83	5.87	5.62	7.73		6.51
Total	5.62	4.16	4.28	3.72	4.44	4.09	2.58	5.70		4.20

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(254)	(279)	(468)	(137)	(1,138)	(159)	(230)	48		(341)

Detail of Corporate and Other Earnings (Loss), net of tax ($ Millions)
Net interest expense	(111)	(139)	(152)	(92)	(494)	(78)	(84)	(34)		(196)
Corporate G&A expenses	(110)	(147)	(163)	(66)	(486)	(97)	(110)	(83)		(290)
Technology*	(18)	(22)	(88)	(16)	(144)	(7)	(18)	(17)		(42)
Other	(15)	29	(65)	37	(14)	23	(18)	182		187
Total	(254)	(279)	(468)	(137)	(1,138)	(159)	(230)	48		(341)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Corporate and Other Interest Expense, before-tax ($ Millions)
Incurred interest	(285)	(324)	(325)	(305)	(1,239)	(318)	(314)	(281)		(913)
Capitalized interest*	80	92	102	110	384	120	132	139		391
Interest and debt expense	(205)	(232)	(223)	(195)	(855)	(198)	(182)	(142)		(522)
Interest income	74	65	60	104	303	109	80	104		293
Net Interest Expense	(131)	(167)	(163)	(91)	(552)	(89)	(102)	(38)		(229)
*Capitalized interest represents before-tax interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	23,784	23,529	23,482	23,444	23,444	23,327	23,290	23,262		23,262
Debt-to-capital ratio (%)	27%	26%	27%	27%	27%	27%	26%	26%		26%

Equity ($ Millions)	65,238	65,572	64,923	64,487	64,487	64,541	65,349	65,991		65,991

Certain totals and percentages may differ from the sum of the underlying components due to rounding.

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day